UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 13, 2015
Date of Report (Date of earliest event reported)

CRAILAR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-50367	98-0359306
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

305-4420 Chatterton Way
Victoria, British Columbia	V8X 5J2
(Address of principal executive offices)	(Zip Code)

(250) 658-8582
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On April 13, 2015, Crailar Technologies Inc. (the “Company”) issued a news release announcing results for its fourth quarter ended December 27, 2014. A copy of news release is furnished as Exhibit 99.1 to this Current Report.

As set forth in the news release, a conference call to discuss the Company’s fourth quarter results is scheduled to begin at 2:00 pm Pacific Time (5:00 pm Eastern Time) on April 13, 2015. The call-in information is provided in the news release.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit	Description

99.1	News Release dated April 13, 2015 regarding fourth quarter results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAILAR TECHNOLOGIES INC.

Date: April 13, 2015	/s/ Guy Prevost
Name: Guy Prevost
Title: Corporate Controller and Compliance Officer